UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 13, 2016

Eastside Distilling, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-54959	20-3937596
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1805 SE Martin Luther King Jr Blvd.	97214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (971) 888-4264

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 13, 2016, our Board approved Amended and Restated Bylaws (the “Amended Bylaws”), which Amended Bylaws amended and restated our prior Amended and Restated Bylaws (the “Prior Bylaws) in their entirety. The Amended Bylaws became effective immediately upon their adoption by the Board. A summary of the material changes to the Company’s Prior Bylaws, as implemented by the adoption of the Amended Bylaws, is set forth below.

•	Advance Notice Procedures. Section 2.3 of the Amended Bylaws sets forth new advance notice procedures for the Company’s stockholders who desire to submit director nominations or other business for consideration at the Company’s annual meeting or any special meeting of the stockholders. To be accepted by the Company a stockholder’s notice must be timely and in proper form, and the stockholder must be “of record” and entitled to vote at the meeting. To be considered timely for inclusion at an annual meeting, a stockholder’s notice shall be delivered to the Company’s Secretary between 90 and 120 days prior to the first anniversary of the preceding year's annual meeting (provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder must be delivered between 90 and 120 days prior to such annual meeting or within 10 days after the day on which public announcement of the date of such meeting is first made by the Company).

To be considered timely for inclusion at a special meeting, a stockholder’s notice shall be delivered to the Company’s Secretary between 90 and 120 days prior to the date of the special meeting or within 10 days after the day on which public announcement of the date of the special meeting is first made by the Company. If the number of directors to be elected at an annual meeting is increased and there is not a public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice will be timely with respect to a nominee of a director for a new Board position if it is received within 10 days after the day on which public announcement of the increase in the number of directors to be elected is first made by the Company.

The Amended Bylaws provide specific requirements as to the form of stockholder notice required. The advance notice procedures set forth in Section 2.3 to the Amended Bylaws contain certain other procedural considerations that stockholders are encouraged to review carefully prior to submitting a notice pursuant to Section 2.3. Business proposed by a stockholder pursuant to Section 2.3 must constitute a proper matter for stockholder action under the Nevada Revised Statutes. The Prior Bylaws did not include advance notice procedures for stockholders.

•	Action By Written Consent of Stockholders. Section 2.15 of the Amended Bylaws replaces Article 1, Section 09 of the Prior Bylaws to eliminate stockholder action by written consent. Section 2.15 provides that stockholders may only take action by vote (in person or by proxy) at a duly called annual or special meeting of the stockholders.

•	Number of Directors. Section 3.2 of the Amended Bylaws revises Article II, Section 02 of the Prior Bylaws to increase the minimum number of authorized directors from one (1) to three (3) and the maximum number of authorized directors from seven (7) to nine (9).

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•	Election and Qualification of Directors. Section 3.2 of the Amended Bylaws revises Article II, Sections 02 - 03 of the Prior Bylaws with changes to the election and qualification of directors. Section 3.2 now provides that directors shall be at least 21 years of age and need not be stockholders. The Amended Bylaws changed the vote standard for the election of directors in uncontested elections from a plurality standard to a “majority of the votes cast” standard. In a contested election (i.e., where the number of nominees exceeds the number of directors to be elected), the plurality vote standard remains in place. Under the Prior Bylaws director elections were conducted by plurality votes in all cases.

Section 3.2 of the Amended and Restated Bylaws further requires that for any incumbent director to become a nominee for future service on the Board he or she must submit an irrevocable resignation contingent upon his or her not receiving a majority of the votes cast in an election that is not contested. In the event an incumbent director fails to receive a majority of the votes cast in an election that is not contested, the Nominating and Corporate Governance Committee of the Board (the “Committee”) will make a recommendation to the Board as to whether to accept or reject the resignation of such incumbent director, or whether other action should be taken. The Board will act on the proffered resignation, taking into account the Committee’s recommendation, and publicly disclose its decision regarding the resignation and, if such resignation is rejected, the rationale behind the decision within 90 days following certification of the election results. The Board has the authority to fill any vacancy that results from a director’s resignation pursuant to this revised Section 3.2.

•	Special Meetings of the Board of Directors. Section 3.6 of the Amended Bylaws replaces Article II, Section 08 of the Prior Bylaws to modify who may call special meetings of the Board of Directors. Section 3.6 allows such special meetings to be held by or at the direction of the Chairman of the Board, the President or any two (2) directors, except that when the Board of Directors consists of one (1) director, then the one director may call a special meeting. The Prior Bylaws allowed the Chairman of the Board, the President, the Secretary, or a majority of the directors to call a special meeting.

•	Interested Directors. Section 9.1 of the Amended Bylaws generally provides that a contract or transaction is not void or voidable solely because the contract or transaction is between the Company and one or more of its directors or officers (or a related entities). Rather, Amended Bylaws allow such contracts or transactions if they are approved by the Board of Directors or stockholders, subject to the specific terms and conditions contained in Section 9.1. The Prior Bylaws did not contain a comparable provision.

The Amended Bylaws also include clarifications, updates and other non-substantive changes.

The summary description of the Amended Bylaws contained in this Current Report on Form 8-K is not, nor is it intended to be, a complete or comprehensive summary of all the changes contained in the Amended Bylaws and is qualified in its entirety by, and should be read in conjunction with, the complete text of the Amended Bylaws, which is included as Exhibit 3.1 to the Current Report and is incorporated herein by reference.

Item 5.08 Shareholder Director Nominations

To the extent applicable, the information in Item 8.01 of this Form 8-K is incorporated by reference into this Item 5.08.

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Section 8 – Other Events

Item 8.01 Other Events.

On October 13, 2016, the Board established December 15, 2016 as the date of the Company’s annual meeting of stockholders (the “2016 Annual Meeting”). The exact time and location of the 2016 Annual Meeting will be specified in our proxy statement for the 2016 Annual Meeting.

Pursuant to the Company’s Amended and Restated Bylaws, written notice from a stockholder interested in nominating a candidate for election as a director of the Company at the 2016 Annual Meeting or bringing other business before the 2016 Annual Meeting must be received at the Company’s principal executive offices at 1805 SE Martin Luther King Jr. Blvd., Portland, Oregon 97214 by no later than 5pm Pacific time on October 29, 2016. Any such written notice must be directed to the attention of the Company’s Secretary and must comply with all other applicable requirements of the Company’s Amended and Restated Bylaws. Any such notice received after October 29, 2016 will not be considered timely and not properly brought before the 2016 Annual Meeting.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit
Number	Description

3.1	Amended and Restated Bylaws

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTSIDE DISTILLING, INC.

(Registrant)

Date: October 19, 2016	By:	/s/ Steven Earles
Steven Earles
President and Chief Executive Officer

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